Exhibit 10.3

Waiver of Time for Subsequent Closing

VISION OPPORTUNITY MASTER FUND, LTD.

20 W 55th St., 5th Floor

New York, NY 10019

April 11, 2007

Advanced Growing Systems, Inc.

755 Union Hill Road

Alpharetta, Georgia 30004

Gentlemen:

Reference is made to the Series A Convertible Preferred Stock Purchase Agreement dated as of March 9, 2007 (the “Purchase Agreement”) by and between Advanced Growing Systems, Inc. (the “Company”), and Vision Opportunity Master Fund, Ltd. (the “Investor”), pursuant to which the Investor purchased from the Company shares of Series A Convertible Preferred Stock and Warrants, each convertible or exercisable into shares of the Company’s Common Stock. Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement.

The Investor hereby waives the requirement contained in Section 1.4 of the Purchase Agreement that any Subsequent Closing shall take place no later than March 31, 2007.

Very truly yours, VISION OPPORTUNITY MASTER FUND, LTD.

By:
Name:
Title: